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                                                                   EXHIBIT 10.26

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (hereinafter, this "AGREEMENT") is made this 26th day of February, 2001 by and among:

               FLEET NATIONAL BANK, FORMERLY KNOWN AS BANKBOSTON, N.A. (hereinafter, the "LENDER"), a bank organized under the laws of the United States of America, having an office located at 100 Federal Street, Boston, Massachusetts; and

               DIEDRICH COFFEE, INC., a Delaware corporation, and its Subsidiaries, COFFEE PEOPLE WORLDWIDE, INC., a Delaware corporation, COFFEE PEOPLE, INC., an Oregon corporation, GLORIA JEAN'S, INC., a Delaware corporation, EDGLO ENTERPRISES, INC., an Illinois corporation, GLORIA JEAN'S GOURMET COFFEES CORP., an Illinois corporation, and GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP., an Illinois corporation. Hereinafter, each of the foregoing entities shall be referred to collectively, jointly and severally as the "BORROWERS".

                                   BACKGROUND

        Reference is hereby made to a certain loan arrangement (hereinafter, the "LOAN ARRANGEMENT") entered into among the Lender and the Borrowers, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, collectively the "LOAN DOCUMENTS") (Reference to the "Lender" in Paragraphs 1-7 below refers to BankBoston, N.A.):

               1. Revolving Note (hereinafter, the "REVOLVING NOTE") dated July 7, 1999 in the maximum principal amount of $3,000,000.00 made by the Borrowers payable to the Lender;

               2. Term Note (hereinafter, the "TERM NOTE") dated July 7, 1999 in the original principal amount of $12,000,000.00 made by the Borrowers payable to the Lender;

               3. Credit Agreement dated July 7, 1999, entered into among the Lender and the Borrowers, as amended by a certain First Amendment to Credit Agreement dated September 26, 2000 entered into among the Lender and the Borrowers (hereinafter, as amended from time to time, the "CREDIT AGREEMENT");

               4. Security Agreement (hereinafter, the "SECURITY AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Collateral (as defined in the Security Agreement);



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               5. Trademark Security Agreement (hereinafter, the "TRADEMARK
        SECURITY AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Collateral (as defined in the Trademark Security Agreement);

               6. Securities Pledge Agreement (hereinafter, the "PLEDGE AGREEMENT") dated July 7, 1999 pursuant to which each of the Borrowers granted the Lender a security interest in the Ownership Interests (as defined in the Pledge Agreement); and

               7. Letter Agreements dated June 27, 2000 and August 17, 2000 pursuant to which certain provisions of the Credit Agreement were amended and the Lender agreed to forbear from exercising its rights and remedies.

        Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Credit Agreement.

        The Borrowers have advised the Lender that the Borrowers intend to complete an Equity Issuance with Westcliff Capital Management, LLC (among other investors), and have represented that the proceeds shall be in the amount of $6,000,000, with transaction costs of not more than $400,000. The Borrowers have requested that the Lender amend certain terms and conditions of the Credit Agreement to provide that the Borrowers shall be entitled to retain up to $2,000,000 from the proceeds of the contemplated Equity Issuance. The Lender has agreed to do so, BUT ONLY upon the terms and conditions set forth herein.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lender and the Borrowers, as follows:

                         ACKNOWLEDGMENT OF INDEBTEDNESS

        1. The Borrowers each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and (iii) all documents, instruments, and agreements executed incidental to, and contemplated by, this Agreement, the Borrowers are jointly and severally liable to the Lender as of February 26, 2001, as follows:

        (a)  Revolving Note:

                  (i)     Principal:                                $0.00
                  (ii)    Interest:                                 $0.00

        (b)  Legal Fees & Expenses
             (Pursuant to Paragraph 5 hereof):                  $1,440.00

        (c)  LC Exposure Amount:                              $209,696.00


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
        (d)  Term Note:

                  (i)     Principal:                        $9,767,000.00
                  (ii)    Interest:                            $73,193.28

                                       TOTAL               $10,051,329.28

        (e) All interest accruing from and after February 26, 2001 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Lender's in-house counsel) incurred by the Lender from and after February 26, 2001 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

        (f) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "OBLIGATIONS".

                                WAIVER OF CLAIMS

        2. The Borrowers each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lender and the Lender's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

               RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES

        3.   The Borrowers:

        (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents each as a Borrower thereunder. The Borrowers further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and


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        (b)  Shall, from and after the execution of this Agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Loan Documents and the collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this Agreement.

                                AMENDMENTS TO CREDIT AGREEMENT

        4. From and after the execution of this Agreement, the Credit Agreement shall be amended as follows:

        (a) Section 1 of the Credit Agreement is hereby amended by inserting the following defined term directly below the definition of "Transaction Documents" on page 15 of the Credit Agreement:

                  WESTCLIFF CAPITAL EQUITY ISSUANCE: THE SALE BY THE PARENT OF
             8,000,000 SHARES OF COMMON CAPITAL STOCK OF THE PARENT, AND ISSUANCE OF WARRANTS TO PURCHASE AN ADDITIONAL 2,000,000 SHARES OF COMMON CAPITAL STOCK, TO WESTCLIFF CAPITAL MANAGEMENT, LLC AND OTHER INVESTORS FOR CONSIDERATION IN THE AMOUNT OF SIX MILLION DOLLARS ($6,000,000).

        (b) Section 2.7(c) of the Credit Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

                  (c) MANDATORY PAYMENTS IN CONNECTION WITH DEBT OR EQUITY
             ISSUANCES. IF AT ANY TIME ANY PORTION OF THE TERM LOAN IS OUTSTANDING, THE BORROWERS SHALL:

                       (i) IMMEDIATELY, UPON RECEIPT OF ANY BORROWER OR ANY OF
                  ITS SUBSIDIARIES OF ANY NET DEBT/EQUITY PROCEEDS IN EXCESS OF $2,000,000 IN THE AGGREGATE (THE "WESTCLIFF NET EQUITY PROCEEDS") RECEIVED IN CONNECTION WITH OR ARISING OUT OF THE WESTCLIFF CAPITAL EQUITY ISSUANCE, PAY THE LENDER THE AMOUNT OF SUCH WESTCLIFF NET EQUITY PROCEEDS, PROVIDED, HOWEVER, THAT SUCH PAYMENT SHALL BE IN THE AMOUNT OF NOT LESS THAN $3,600,000; AND

                       (ii) NOT LATER THAN 30 DAYS FOLLOWING THE RECEIPT BY ANY
                  BORROWER OF ANY OF ITS SUBSIDIARIES OF ANY NET/DEBT EQUITY PROCEEDS IN EXCESS OF $1,000,000 IN THE AGGREGATE RECEIVED IN CONNECTION WITH OR ARISING OUT OF ANY DEBT ISSUANCES AND EQUITY ISSUANCES (WITH THE EXCEPTION OF THE WESTCLIFF CAPITAL EQUITY ISSUANCE) OF ALL COMPANIES IN ANY FISCAL YEAR, PAY TO THE LENDER THE AMOUNT OF SUCH NET DEBT/EQUITY PROCEEDS.

                      EACH SUCH PAYMENT MADE TO THE LENDER PURSUANT TO THIS
               PARAGRAPH 2.7(c)(i) AND (ii), INCLUDING, WITHOUT LIMITATION, THE PAYMENT OF THE WESTCLIFF NET EQUITY PROCEEDS, SHALL BE REFERRED TO HEREIN AS A "DEBT/EQUITY PROCEEDS PAYMENT").

                                 COSTS/EXPENSES

        5.   The Borrowers shall pay to the Lender:



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        (a)  On or before the execution of this Agreement the sum of $1,440.00 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Lender from February 20, 2001 through and including February 25, 2001, in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement;

        (b) On demand for any and all other reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Lender in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Loan Documents, including, without limitation, reimbursement of all costs and expenses for all attorneys' fees and expenses incurred by the Lender prior to February 20, 2001 and/or after February 25, 2001.

                                     WAIVERS

        6. NON-INTERFERENCE. From and after the occurrence of any Event of Default, the Borrowers agree not to interfere with the exercise by the Lender of any of its rights and remedies. The Borrowers further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lender's efforts to realize upon any of the collateral granted to the Lender under the Loan Documents, or otherwise to enforce the Lender's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Lender.

        7. AUTOMATIC STAY. The Borrowers hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Borrowers under the United States Bankruptcy Code.

        8. JURY TRIAL. THE BORROWERS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS, OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWERS HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL



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DAMAGES. THE BORROWERS CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE
LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

                                ENTIRE AGREEMENT

        9. This Agreement shall be binding upon the Borrowers and the Borrowers' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

                            CONSTRUCTION OF AGREEMENT

        10. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

        (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

        (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrowers under this Agreement.

        (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Borrowers, the provisions of this Agreement shall govern and control.

        (d) The Lender and the Borrowers have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been




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             drafted by the Lender and the Borrowers and shall not be construed against either the Lender or the Borrowers.


                         ILLEGALITY OR UNENFORCEABILITY

        11. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                               INFORMED EXECUTION

        12. The Borrowers warrant and represent to the Lender that the
Borrowers:

        (a) Have read and understand all of the terms and conditions of this Agreement;

        (b)  Intend to be bound by the terms and conditions of this Agreement;

        (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

        (d) Acknowledge and agree that the modifications provided to the Borrowers by the Lender pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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        IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been executed this 26th day of February 2001.

FLEET NATIONAL BANK                          DIEDRICH COFFEE, INC.

By:  /s/ Anthony D. Healy                    By:  /s/ Matthew C. McGuinness
    --------------------------------           ---------------------------
Title:  Vice President                          Title: Sr. Vice President/CFO

                                             COFFEE PEOPLE WORLDWIDE, INC.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO

                                             COFFEE PEOPLE, INC.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO

                                             GLORIA JEAN'S, INC.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO

                                             EDGLO ENTERPRISES, INC.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO

                                             GLORIA JEAN'S GOURMET COFFEES
                                             CORP.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO

                                             GLORIA JEAN'S GOURMET COFFEES
                                             FRANCHISING CORP.

                                             By:  /s/ Matthew C. McGuinness
                                                ---------------------------
                                             Title: Sr. Vice President/CFO


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